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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the inclusion in this Amendment No. 2 to Registration Statement on Form S-3 (No. 333-15505) of our reports dated January 23, 1997 included in this Registration Statement and to the incorporation by reference into this Registration Statement of (1) our report dated December 15, 1995 relating to the financial statements of Culverin Corporation included in CFI ProServices, Inc. Form 8-K/A dated November 21, 1995 and (2) our report dated June 1, 1996 relating to the financial statements of Input Creations, Inc. included in CFI ProServices, Inc. Form 8-K/A-1 dated April 1, 1996 and to all references to our Firm included in this Registration Statement.


                                          ARTHUR ANDERSEN LLP


Portland, Oregon
January 23, 1997



                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ON
                          FINANCIAL STATEMENT SCHEDULE



To the Board of Director and Shareholders of CFI ProServices, Inc.:



    We have audited, in accordance with generally accepted auditing standards, the financial statements of CFI ProServices, Inc. included in this registration statement and have issued our report thereon dated January 23, 1997. Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The Valuation and Qualifying accounts schedule is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.



                                          ARTHUR ANDERSEN LLP



Portland, Oregon
January 23, 1997